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                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 10, 1997
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                       (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)




Maine                                  0-16947                       01-0437984
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                   04112-9540
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 (Address of principal executive offices)                             (Zip Code)



                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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  (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On October 10, 1997, Peoples Heritage Financial Group, Inc. ("PHFG") issued the press release included as Exhibit 99(a) hereto, which announced the consummation of PHFG's acquisition of MPN Holdings, which is held indirectly by PHFG as a subsidiary of Peoples Heritage Bank, PHFG's Maine-based banking subsidiary.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     The following exhibit is included with this Report:

                 Exhibit 99(a)    Press Release, dated October 10, 1997





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                      By:/s/ Peter J. Verrill
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                                         Name:  Peter J. Verrill
                                         Title: Executive Vice President,
                                                 Chief Operating Officer, Chief
                                                 Financial Officer and Treasurer

Date:  October 10, 1997






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